UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 30, 2018

Date of Report (Date of earliest event reported)

Windtree Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100

Warrington, Pennsylvania 18976

(Address of principal executive offices)

(215) 488-9300

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Executives of Windtree Therapeutics, Inc. (the “Company”) plan to present to potential investors the information contained in the presentation attached to this Current Report on Form 8-K as Exhibit 99.1.

The presentation includes, among other things, updates concerning the Company’s lead development program, AEROSURF®, including the Company’s proprietary aerosol delivery system (“ADS”) and phase 2 clinical programs in premature infants 26-to-34 weeks gestational age. The Company is planning to conduct a bridging study to transition from a prototype ADS used in the phase 2 clinical programs to a next generation ADS (“NextGen ADS”) that the Company plans to use in the planned phase 3 clinical program and, if approved, early commercial activities. The bridge study is designed (i) to gain experience with the next generation NextGen ADS, (ii) to confirm whether our development objectives have been met and (iii) to generate additional higher dose treatment data to augment the higher dose data obtained in the phase 2b clinical trial, which was adversely affected by treatment interruptions.

In addition, the presentation also includes the Company’s 2018 corporate objectives, which include:

●	Complete the design verification and validation programs for the NextGen ADS in accordance with the Company’s plans;
●	Initiate and execute the proposed bridging study in accordance with the clinical plan;
●

Seek regulatory clarity in the European Union and the United States with respect to potential marketing approvals for AEROSURF and the lyophilized version of the Company’s liquid instillate, which was approved in the United States under the name SURFAXIN® in 2012;

●	Seek to identify and pursue strategic and other funding opportunities to improve the Company’s balance sheet and financial condition;
●

Seek investment and strategic opportunities to access new and existing assets within the Company and Lee’s Pharmaceutical Holdings Ltd.’s organization to diversify and strengthen the Company and leverage its capabilities and resources for the future.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits:

99.1     Windtree Therapeutics, Inc. Presentation dated January 29, 2018.

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development, cash flows, future revenues, the timing of planned clinical trials or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.  Any forward-looking statement made by us in this Current Report on Form 8-K is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Windtree Therapeutics, Inc.

                                By:     /s/ Craig Fraser

Name:   Craig Fraser

Title:     President and Chief Executive Officer

Date:     January 30, 2018